SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 20, 2005


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)

 Commission File Number                                      000-27211



 COLORADO                     000-27211                84-1469319
- - ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



                         7609 Ralston Road, Arvada, CO 80002
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 422-8127




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None
Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

       The Company had Preferred Stock authorized in its original Articles of Incorporation. The Board has designated Series A Convertible Preferred Stock and authorized 50 shares designated as Series A Convertible Preferred Stock. No Series A was issued authorized or outstanding heretofore. The Designation of Rights and Privileges is attached hereto as Exhibit 3.8.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Medina International Holdings, Inc. appointed Michael Swanson and Tony A. Eshiet as directors of the Company effective May 19, 2005.

Michael Swanson 48: Michael Swanson has worked for the City of Orange Fire Department since 1983 and his present position is Fire Captain. Prior to that, he worked for the Federal Fire Department, for four years. He is an active member of the Orange Fire Department Medical Core Committee, Safety Committee, and Physical Fitness Committee. He is also a member of the International Association of Fire Fighters Local 2386, and a member of the California Professional Firefighters. He has received the Valor Award in 1999 from the Orange Rotary Club for saving the life of a child.

Michael Swanson is a Certified Instructor at Saddleback College Paramedic School 1999, Spinal Immobilization Instructor 1998, Advanced Airway Instructor 1995, Emergency Technician Instructor 1989, State Paramedic 1986, State Fire Officer (on going), Haz Mat, Trench, Swift Water, Confined Space First Responder (on going).

Tony A. Eshiet 47: Tony Eshiet has been the Chief Operating Officer of HollyTouch Corporation since August 2001. Prior to his current position, Mr. Eshiet was a Executive Vice President and Financial Center Manager of CITIBANK from June 2000 to August 2001. Prior to joining Citibank Mr. Eshiet was the Vice-President and Branch Manager of WELLS FARGO BANK from September 1991 to June 2000, managed high-level branches in Century City, Long Beach and Monterey Park in California, USA. The bank had recognized Mr. Eshiet as a "Circle of Stars Performer on many occasions, he has also received Wells Fargo's "Golden Coach Award" as number one top Branch Manager in sales and customer service. Mr. Eshiet has a Bachelor of Science degree in Banking and Finance from Johnson C. Smith University in Charlotte, North Carolina where he was honored as an "Outstanding Student of the Year". Mr. Eshiet also has his Master Degree in Business Administration (M.B.A) from the University of Phoenix. Mr. Eshiet holds a number of licenses in the financial and investment field: Series 7, Series 24, Series 63 and also Life and Health. Mr. Eshiet serves on Corporate
Board of Directors of S & P Investment Inc. and American Film Venture
Group.


Arun Madhav is a founder - director of Eka Technologies, Inc, a product design and development company from May 2003. Prior to founding Eka, Arun held various positions at Interlink Electronics, Inc. between April 1997 - May 2003., with the most recent being that of Director of Product Marketing at Interlink Electronics, Inc (LINK). During his tenure at Interlink, he introduced several new and innovative products ranging from RF remotes to signature pads. Prior to Intelink, he introduced several new system level products in the field of Non-Destructive testing for companies such as Physical Acoustics, Nuson and Ultran Laboratories. Arun has a BS in Mechanical Engineering from Bangalore University, an MS in Engineering Science and Mechanics from Virginia Tech, and an MBA from California State Univeristy, Northridge.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

        None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

    Exhibit 3.8 The Designation of Rights and Privileges

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2005             MEDINA INTERNATIONAL HOLDINGS, INC.



                                    By: /s/ Madhava Rao Mankal
                                        ----------------------------------------
                                         Madhava Rao Mankal, CFO